Hanmi Financial Corporation



Los Angeles
New York/ New Jersey
Virginia
Chicago
Dallas
Houston
San Francisco
San Diego

PIPER | SANDLER

2025 Western Bank Forum

March 2025

Forward-Looking Statements

Hanmi Financial Corporation (the "Company") cautions investors that any statements contained herein that are not historical facts are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements regarding operating and financial performance, financial position and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, financial condition and results of operations, and all other forecasts and statements of expectation or assumption underlying any of the foregoing. These statements involve known and unknown risks and uncertainties that are difficult to predict. Investors should not rely on any forward-looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, economic uncertainty and changes in economic conditions, inflation, the effect of the imposition of tariffs, fluctuations in interest rate and credit risk, competitive pressures, our ability to access cost-effective funding, the ability to enter into new markets successfully and capitalize on growth opportunities, balance sheet management, liquidity and sources of funding, the size and composition of our deposit portfolio, and including the percentage of uninsured deposits in the portfolio, increased assessments by the Federal Deposit Insurance Corporation, risk and effect of natural disasters, a failure in or breach of our operational or security systems or infrastructure, including cyberattacks, the adequacy of and changes in the methodology of calculating our allowance for credit losses, and other operational factors.

Forward-looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated January 28, 2025, including the section titled "Forward Looking Statements" and the Company's most recent Form 10-K, 10-Q and other filings with the Securities and Exchange Commission. The Company disclaims any obligation to update or revise the forward-looking statements herein.

Non-GAAP Financial Information

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP measures include tangible common equity to tangible assets, and tangible common equity per share. Management uses these "non-GAAP" measures in its analysis of the Company's performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

Table of Contents

Hanmi Franchise at a Glance



WASHINGTON
1
CALIFORNIA
20
2
COLORADO
1
TEXAS
5
1
ILLINOIS
3
GEORGIA
1
VIRGINIA
1
1
NY / NJ
2
1
Branch
Loan Production Office (LPO)

As of 4Q24

Total Assets
$7.7B

Loans
$6.3B

Deposits
$6.4B

Loan Growth(1)
9.9%

TBVPS(2)
$23.88

TCE/TA(2) Ratio
9.41%

Experienced Bankers with Deep Community Ties

Second Largest Korean-American Bank in the U.S.

- Founded in 1982 in Los Angeles, as the first Korean-American bank
- 31 full-service branches and 8 loan production offices across 9 states
- Focused on MSAs with high Asian-American and multi-ethnic populations
- Strong track record of growth
- Well capitalized, significantly above regulatory requirements

(1) CAGR based on the average loan growth between 2013, when new executive management was appointed, and 2023
(2) Non-GAAP financial measure; refer to the non-GAAP reconciliation slide

Management Team

Name	Position	Banking Experience (Years)	Hanmi Experience (Years)	Previous Experience
Bonnie Lee	President & CEO	39	12	BBCN Bancorp, Shinhan Bank America, Nara Bank
Romolo Santarosa	SEVP, Chief Financial Officer	34	10	Opus Bank, First California Financial Group
Anthony Kim	SEVP, Chief Banking Officer	31	12	BBCN Bancorp
Matthew Fuhr	EVP, Chief Credit Officer	29	10	Pacific Western Bank, FDIC
Larsen Lee	EVP, Head of Consumer Lending	29	5	Royal Business Bank, Pacific City Bank, Bank of America, Washington Mutual
Anna Chung	EVP, Chief SBA Lending Officer	42	11	East West Bank, Nara Bank, Wilshire Bank, First American Bank
Navneeth Naidu	EVP, Chief Technology Officer	23	7	Columbia Bank, American Marine Bank, First Capital Bank of Texas
Michael Du	EVP, Chief Risk Officer	26	6	Pacific Western Bank, Unify Financial Federal Credit Union
Joseph Pangrazio	SVP, Chief Accounting Officer	27	3	Bank of the West, Arthur Anderson

The Hanmi Timeline

For over 40 years, we have been dedicated to helping our stakeholders bank on their dreams.

1982
- First Korean American Bank in the U.S.

1988
- Began offering SBA loans
- Acquired First Global Bank

2001
- Listed HAFC common stock

2004
- Acquired Pacific Union Bank ($1.2 billion in assets)

2007
- Completed $70 million secondary common stock offering

2013
- C.G. Kum appointed as the new CEO
- Bonnie Lee appointed as the new COO

2014
- Acquired Central Bancorp, Inc. ($1.3 billion in assets)

2016
- Acquired Commercial Equipment Leasing Division ($228 million in assets)

2017
- Assets surpassed $5 billion
- Opened a Manhattan, NY branch

2018
- Opened Chinatown branch in Houston, Texas

2019
- Bonnie Lee appointed as the new CEO

2020
- Launch of USKC(1)
- Revitalization of Mortgage Lending

2022
- Assets surpassed $7 billion
- Celebrated 40th Anniversary
- Nasdaq Closing Bell Ceremony

2024
- Open Korea Rep Office

(1) U.S. subsidiaries of Korean Corporations

Why Hanmi?

Premier Deposit Franchise

- Strong average deposit growth reflecting a 9% CAGR since 2013
- Average noninterest-bearing deposit at $1.92 billion, represents 30% of average deposits at December 31, 2024 year-to-date, and reflects a 9% CAGR since 2013
- Business deposits represent 54% of total deposits at December 31, 2024

Diversified Loan Portfolio and Disciplined Credit Administration

- Strong average loan growth reflecting a 10% CAGR since 2013
- Significant progress reducing CRE concentration from 85% of the total portfolio, at December 31, 2013 to 63%, at December 31, 2024, through portfolio diversification that includes equipment finance, RRE, and multi-family
- Allowance for credit losses to loans was 1.12% at December 31, 2024 and nonperforming assets were 0.19% of total assets

Prudent Capital Management

- Cash dividend of $0.27 per share, up 8% from the prior quarter, demonstrating management's confidence in the Company's continued performance
- Tangible common equity to tangible assets[(1)] was 9.41% at the end of the fourth quarter. Common equity tier 1 capital ratio was 12.11% and total capital ratio was 15.24%
- Bank remains well-capitalized and Company exceeds minimum capital requirements at December 31, 2024

Strong Culture and Corporate Sustainability

- Hanmi Financial Corporation received highest ISS ESG designation in Governance in 2022[(2)]
- $7.5 million long-term commitment to a Community Reinvestment Act fund[(2)]
- 426 Hanmi Bank Dream Scholarships awarded to support at-risk youth program[(2)]

(1) Non-GAAP financial measure; refer to the non-GAAP reconciliation slide
(2) Based on the 2023 Hanmi ESG Report (published on April 2023)

4Q24 Highlights

Net Income	Diluted EPS	ROAA	ROAE	NIM	Efficiency Ratio	TBVPS[(1)]
$17.7M	$0.58	0.93%	8.89%	2.91%	56.79%	$23.88

- **Net income** was $17.7 million, or $0.58 per diluted share, up 18.8% from $14.9 million, or $0.49 per diluted share, for the prior linked quarter. The increase reflects a $3.4 million, or 6.8%, increase net interest income, primarily due to a decrease in interest expense on deposits.
    - **Net interest income** was $53.4 million, up 6.8% from the prior quarter
    - **Noninterest income** was $7.4 million, down 12.8% from the prior quarter
    - **Noninterest expense** was $34.5 million, down 1.6% from the previous quarter and included a $1.6 million gain on the sale of an other real estate owned property.
    - **Efficiency ratio** was 56.79%, compared with 59.98% for the prior quarter
- **Loans receivable** were $6.25 billion, down from $6.26 billion from September 30, 2024
    - **Loan production** was $339.0 million with a weighted average interest rate of 7.37%
    - **Loan yield** was 5.97%, down 3 basis points from the prior quarter
- **Deposits** were $6.44 billion, up 0.5% from September 30, 2024 , with noninterest-bearing demand deposits representing 32.6% of total deposits
    - **Cost of interest-bearing deposits** was 3.96%, down from 4.27% from the prior quarter
- **Credit loss expense** was $0.9 million, net loan recoveries to average loans was 0.01%, and the allowance for credit losses to loans was 1.12%.
- **Tangible common equity to tangible assets[(1)]** was 9.41%, Common equity tier 1 capital ratio was 12.11% and total capital ratio was 15.24%

(1) Non-GAAP financial measure; refer to the non-GAAP reconciliation slide

Loan Production

Loan production of $339.0 million in the fourth quarter reflected meaningful contribution from CRE, which increased 33% to $146.7 million quarter-over-quarter.



8.10%
8.02%
8.31%
7.92%
7.37%
Weighted average interest rate on new production
($ in millions)
$389.5
12%
14%
15%
13%
46%
$234.0
12%
23%
17%
22%
26%
$273.9
20%
11%
16%
21%
32%
$347.8
15%
12%
11%
30%
32%
$339.0
15%
12%
12%
18%
43%
4Q23
1Q24
2Q24
3Q24
4Q24
CRE
C&I (5)
Equipment Finance
RRE (1)
SBA (2,3)

- Commercial real estate loan production was $146.7 million and commercial and industrial loan production was $60.2 million.
- Equipment finance production was $42.2 million for the fourth quarter and residential mortgage[1,4] production was $40.2 million.
- SBA[2,3] loan production was $49.7[3] million.

(1) Residential mortgage includes $0.3 million of consumer loans for 1Q24.
(2) $48.4 million, $30.8 million, $54.5 million, $51.6 million, and $49.7 million of SBA loan production includes $20.2 million, $12.2 million, $31.4 million, $25.6 million, and $15.4 million of loans secured by CRE and the remainder representing C&I for 4Q23, 1Q24, 2Q24, 3Q24, and 4Q24, respectively
(3) Production includes purchases of guaranteed SBA loans of $9.7 million, $10.2 million, $14.5 million, $13.7 million, and $20.3 million for 4Q23, 1Q24, 2Q24, 3Q24, and 4Q24, respectively
(4) Production includes mortgage loan purchases of $5.2 million, and $10.7 million for 2Q24 and 3Q24, respectively
(5) Production includes C&I loan purchases of $0.6 million for 4Q24

Average Loan Trend

Strong average loan growth reflecting a 10% CAGR since 2013.



($ in millions)
CAGR from 2013 – 2024: 10%
$2,157
$2,441
$2,902
$3,423
$4,039
$4,456
$4,508
$4,685
$4,795
$5,597
$5,968
$6,111
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Average Loans Receivable

Successful Portfolio Diversification Strategy

Significant progress reducing CRE concentration from 85% of total portfolio to 63%.


Loan Composition
(as of December 31, 2013)
Loan Composition
(as of December 31, 2024)
RRE[(1)] – 5%
C&I[(3)] – 10%
CRE[(2)] – 85%
Equipment Finance – 8%
C&I[(3)] – 14%
RRE[(1)] – 15%
CRE[(2)] – 63%
$2.23 Billion
$6.25 Billion

(1) RRE includes Consumer loans
(2) $144.5 million or 7.6% and $105.0 million or 2.6% of the CRE portfolio is unguaranteed SBA loans at December 31, 2013 and December 31, 2024, respectively
(3) $7.0 million or 3.1% and $52.9 million or 6.1% of the C&I portfolio is unguaranteed SBA loans at December 31, 2013 and December 31, 2024, respectively

$6.25 Billion Loan Portfolio
(as of December 31, 2024)

Commercial Real Estate (CRE)[1,2] Portfolio	
Outstanding ($ in millions)	$3,950
4Q24 Average Yield	5.70%

Residential Real Estate (RRE)[3] Portfolio	
Outstanding ($ in millions)	$951
4Q24 Average Yield	5.23%

Commercial & Industrial (C&I)[1] Portfolio	
Outstanding ($ in millions)	$863
4Q24 Average Yield	8.01%

Equipment Finance Portfolio	
Outstanding ($ in millions)	$487
4Q24 Average Yield	6.31%


Equipment Finance - 8%
C&I - 14%
RRE - 15%[3]
CRE[2] Construction - 1%
CRE[2,5] Multifamily - 7%
CRE Owner - 13%[2]
CRE Investor (non-owner)[2] - 42%

CRE[2] Investor (non-owner)	
# of Loans	862
Weighted Average Loan-to-Value Ratio[4]	49.0%
Weighted Average Debt Coverage Ratio[4]	2.04x

CRE[2] Owner Occupied	
# of Loans	711
Weighted Average Loan-to-Value Ratio[4]	45.0%
Weighted Average Debt Coverage Ratio[4]	2.70x

CRE[2] Multifamily	
# of Loans	148
Weighted Average Loan-to-Value Ratio[4]	54.4%
Weighted Average Debt Coverage Ratio[4]	1.58x

Note: Numbers may not add due to rounding

(1) Includes syndicated loans of $287.8 million in total commitments ($216.5 million disbursed) across C&I ($224.0 million committed and $152.7 million disbursed) and CRE ($63.8 million committed and disbursed)
(2) Commercial Real Estate (CRE) is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner occupied property is where the borrower owns the property and also occupies it. The primary source of repayment is the cash flow from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.
(3) Residential real estate is a loan (mortgage) secured by a single family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $1.3 million of HELOCs and $4.1 million in consumer loans
(4) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently
(5) $80.4 million, or 19.48%, of the CRE multifamily loans are rent-controlled in New York City

Loan Portfolio Diversification

Loan portfolio is well diversified across collateral and industry; CRE represents 63% of the total portfolio and C&I, excluding Equipment Finance Agreements, represents 14%.

CRE Portfolio[1]
$3,950M



Construction – 2%
Mixed Use – 3%
Gas Station – 5%
Other – 7%
Retail – 27%
Multifamily – 10%
Industrial – 11%
Hospitality – 21%
Office – 14%

C&I Portfolio[2]
$863M



Other - 36%
Manufacturing - 27%
Finance & Insurance - 16%
Real Estate Rental & Leasing - 2%
Healthcare - 5%
Wholesale Trade - 7%
Retail Trade - 7%

(1) $105.0 million, or 2.6%, and $22.0 million, or 0.6%, of the CRE portfolio are unguaranteed and guaranteed SBA loans, respectively
(2) $52.9 million, or 6.1%, and $62.1 million, or 7.2%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively

CRE Portfolio Geographical Exposure

($ in millions)

CRE Composition by State
$3,950


Illinois – $103 3%
New York – $257 7%
Other – $692 16%
Texas – $388 10%
California – $2,510 64%

Multifamily by State
$412


Other – $15 4%
Illinois – $12 3%
New York – $80 19%
California – $205 50%
Texas – $100 24%

Construction by State
$79


Other – $24 30%
California – $38 48%
New York – $17 22%

Owner Occupied by State
$811


Other – $298 36%
California – $439 54%
Illinois – $13 2%
New York – $8 1%
Texas – $53 7%

Investor (Non-owner Occupied) by State
$2,647


Illinois – $78 3%
Other – $355 13%
New York – $152 6%
Texas – $234 9%
California – $1,828 69%

($ in millions)

Loan Portfolio Distribution

CRE

($ in millions)

	Owner Occupied	Non-owner Occupied	Multifamily	Construction [1]
Total Balance	$811	$2,647	$413	$79
Average	$1.14	$3.07	$2.79	$11.23
Median	$0.35	$1.09	$1.10	$8.00
Top Quintile Balance [3]	$616	$1,906	$298	$49
Top Quintile Loan Size	$1.2 or more	$3.7 or more	$2.6 or more	$16.8 or more
Top Quintile Average	$4.37	$11.21	$9.93	$24.51
Top Quintile Median	$2.22	$7.34	$4.51	$24.51

C&I

($ in millions)

	Term [2]	Lines of Credit [2]
Total Balance	$390	$473
Average	$0.34	$0.92
Median	$0.07	$0.20
Top Quintile Balance [3]	$336	$385
Top Quintile Loan Size	$0.2 or more	$0.8 or more
Top Quintile Average	$1.50	$41.94
Top Quintile Median	$0.41	$2.51

Residential Real Estate & Equipment Finance

($ in millions)

	Residential Real Estate	Equipment Finance
Total Balance	$951	$487
Average	$0.54	$0.04
Median	$0.45	$0.06
Top Quintile Balance [3]	$407	$251
Top Quintile Loan Size	$0.7 or more	$0.1 or more
Top Quintile Average	$1.17	$0.12
Top Quintile Median	$0.93	$0.09

(1) Represents the total outstanding amount. Advances require authorization and disbursement requests, depending on the progress of the project and inspections. Advances are non-revolving and are made throughout the term, up to the original commitment amount

(2) Term loans are a commitment for a specified term. Majority of the Lines of Credit are revolving, including commercial revolvers, with some non-revolvers (sub-notes and working capital tranches)

(3) Top quintile represents top 20% of the loans

Loan Portfolio Maturities

($ in millions)	<1 Year	1-3 Years	>3 Years	Total
Real estate loans				
Retail	$ 154.4	$ 325.2	$ 589.4	$ 1,069.0
Hospitality	162.3	301.9	383.9	848.1
Office	232.8	241.0	95.1	568.9
Other	220.7	641.6	522.8	1,385.1
Commercial Property	**770.2**	**1,509.7**	**1,591.2**	**3,871.1**
Construction	74.6	4.0	-	78.6
RRE / Consumer	4.0	-	947.3	951.3
Total Real Estate Loans	**848.8**	**1,513.7**	**2,538.5**	**4,901.0**
C&I (1)	344.1	205.5	313.8	863.4
Equipment Finance	34.1	226.2	226.7	487.0
Loans receivable	**$ 1,227.0**	**$ 1,945.4**	**$ 3,079.0**	**$ 6,251.4**

Note: numbers may not add due to rounding
(1) $317.6 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year

USKC[1] Loans & Deposits

USKC portfolio represented $936.6 million, or 15%, of the loan portfolio, and $823.1 million, or 13%, of the deposit portfolio. USKC CRE portfolio had a weighted average debt coverage ratio[2] of 2.39x and weighted average loan-to-value[2] of 54.8%.

USKC Loans – Top 10 Industries (as of 4Q24)



Auto Part Manufacturer 27%
RE Investment 27%
Hotel 20%
Food 5%
Polyester Manufact 4%
Education 3%
Wholesale - household products 3%
Golf Course 2%
Electronics/Home Appliances 2%
Computer Equipment Manufac 2%
Other 5%

USKC Deposits – Top 10 Industries (as of 4Q24)



Auto Part Manufac 21%
Steel 12%
Electronics/Home Appliances 10%
RE Investment/Leasing 9%
Food 6%
Hospitality 3%
Construction 3%
All Other Financial Investment Activities 3%
Electrical Auto Parts 3%
Wholesale - Houseware 2%
Other 28%

USKC Loans by Product

($ in millions)



CRE
C&I
$764
20%
80%
4Q23
$834
24%
76%
1Q24
$865
28%
72%
2Q24
$918
26%
74%
3Q24
$937
24%
76%
4Q24

USKC Deposits by Product[3]

($ in millions)



Demand Noninterest-bearing
Money Market & Savings
$819
54%
41%
4Q23
$848
62%
34%
1Q24
$867
59%
36%
2Q24
$798
54%
41%
3Q24
$823
53%
42%
4Q24

(1) U.S. subsidiaries of Korean corporations
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently
(3) Time deposits, not illustrated, represent the remainder to add to 100%.

Office Loan Portfolio

The CRE office portfolio[(1)] was $568.9 million[(2)] at December 31, 2024, representing 9% of the total loan portfolio and 14% of the total CRE portfolio.

Portfolio by State



4%
1%
80%
12%
Remaining = 3%

Rate Distribution



35%
65%
Fixed
Variable

- Average balance and median balance of the portfolio were $4.3 million and $0.97 million, respectively
- Weighted average debt coverage ratio[(3)] of the segment was 2.02x
- Weighted average loan to value[(3)] of the segment was 55.44%
- 30.21% of the portfolio is expected to reprice in 1 to 3 months
- Delinquent loans represented 0.04% of the office portfolio
- Criticized loans represented 1.14% of the office portfolio

(1) Segment represents exposure in CRE and excludes $17.3 million in construction. 7.6% of the portfolio is owner occupied
(2) SBA CRE office loans were $6.7 million, or 1.2% of total office loans, at December 31, 2024
(3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently

Hospitality Segment

Hospitality segment represented $848.0 million[1], or 14% of the total loan portfolio and 21% of the total CRE portfolio, at December 31, 2024.



Convention Center – 2%
Airport – 5%
Resort – 7%
Destination / Suburban – 28%
Metropolitan – 58%(3)

- Average balance and median balance of the segment (excluding construction) were $4.3 million and $1.0 million, respectively
- Weighted average debt coverage ratio[2] of the segment was 2.11x
- Weighted average loan to value[2] of the segment was 51.52%
- $109 million, or 12.88%, of the hospitality segment was criticized as of December 31, 2024
- Segment includes three nonaccrual loans for $415 thousand - one in the metropolitan[3] area in Texas, and one each in the suburban/destination areas in Tennessee and Colorado

(1) SBA loans in the hospitality segment were $21.1 million, or 2.5% of total hospitality loans, at December 31, 2024
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently
(3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas

Retail segment represents $1.07 billion [1], or 17% of the total loan portfolio and 27% of the total CRE portfolio, at December 31, 2024.



Illinois 2%
Georgia 3%
Other 12%
Texas 12%
California 71%

- Average balance and median balance of the segment were $1.5 million and $0.7 million, respectively
- Weighted average debt coverage ratio[2] of the segment was 2.02x
- Weighted average loan to value[2] of the segment was 46.26%
- $3.9 million, or 0.37%, of the retail segment was criticized at December 31, 2024
- $1.8 million, or 0.16%, of the retail segment was on nonaccrual status at December 31, 2024

(1) SBA loans in the retail segment are $74.5 million, or 6.69% of total retail loans, at December 31, 2024
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently

Residential Real Estate Portfolio

The RRE[1] portfolio was $951.3 million at December 31, 2024, representing 15% of the total loan portfolio.

Our conservative underwriting policy focuses on high-quality mortgage originations with maximum Loan-to-Value (LTV) ratios between 60% and 70%, maximum Debt-to-Income (DTI) ratios of 43% and minimum FICO scores of 680.



Jumbo Non-QM - 6%(4)
QM - 2%(2)
Non-QM - 92%(3)

- 26.7% of the Residential Real Estate portfolio is fixed and 73.3% is variable. Of the variable mortgage portfolio, 86.8% is expected to reset after 12 months and 13.2% within the next 12 months
- Total delinquencies were 0.95% of the residential portfolio, consisting of 0.54% within 30-59 and 0.31% in 60-89 days delinquency categories
- $1.9 million, or 0.20%, of the RRE portfolio was on nonaccrual status at December 31, 2024

(1) RRE includes $1.3 million of Home Equity Line of Credit (HELOC) and $4.1 million in consumer loans
(2) QM loans conform to the Ability-to-Repay (ATR) rules/requirements of CFPB
(3) Non-QM loans do not conform to the CFPB Dodd-Frank Act
(4) Jumbo Non-QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules

Equipment Finance Portfolio

Equipment finance portfolio represented $487.0 million, or 8% of the loan portfolio, at December 31, 2024.

Portfolio by Industry



Other,[(1)] 18%
Transportation, 23%
Construction 15%
Waste Management, 13%
Manufacturing, 12%
Professional Services, 5%
Retail Trade, 5%
Healthcare, 5%
Wholesale Trade, 4%

(1) Other includes agriculture and other services of 3% and 3%, respectively

Portfolio by Equipment



Trucks 33%
Machine Tools 7%
Earth Moving 7%
Software 7%
Trailers 4%
General Construction 4%
Material Handling 4%
Medical/Dental 3%
Printing 1%
Other 30%

Portfolio by State



Remaining = 44%
13%
10%
8%
4%
4%
3%
4%
6%
4%

Average Deposit Trend

Strong deposit growth reflecting a 9% CAGR since 2013. Average noninterest-bearing deposits have grown by 9% CAGR since 2013, and now represents 30% of total deposits.



($ in millions)
Average Noninterest-Bearing Deposits CAGR from 2013 – 2024: 9%
Average Deposit CAGR from 2013 –2024: 9%
$2,391
$2,872
$3,503
$3,608
$4,160
$4,461
$4,691
$4,946
$5,560
$5,950
$6,191
$6,308
69%
69%
70%
67%
70%
71%
73%
66%
59%
55%
65%
70%
31%
31%
30%
33%
30%
29%
27%
34%
41%
45%
35%
30%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Noninterest-bearing deposits
Interest-bearing deposits

Deposit Base

Total deposits increased by 1% to $6.44 billion, led by a $44.8 million, or 2%, increase in noninterest-bearing deposits quarter-over-quarter. Noninterest-bearing demand deposits represented 33% of total deposits at December 31, 2024. Estimated uninsured deposit liabilities were 43% of the total deposit liabilities. Brokered deposits remained low, at 0.9% of the deposit base.

Deposits

($ in millions)



Time <= $250K
Time > $250K
Money Market & Savings
Demand Interest-bearing
Demand Noninterest-bearing
$6,281
$6,376
$6,329
$6,403
$6,436
23%
24%
23%
22%
20%
16%
16%
16%
15%
16%
28%
29%
29%
30%
30%
1%
1%
1%
1%
1%
32%
30%
31%
32%
33%
4Q23
1Q24
2Q24
3Q24
4Q24

Note: Numbers may not add due to rounding

Deposits (as of 4Q24)

($ in millions)



Personal
$2,964
46%
Business
$3,472
54%

Average Interest-bearing Deposits

($ in millions)



3.83%
4.16%
4.27%
4.27%
3.96%
$4,174
$4,409
$4,384
$4,397
$4,361
4Q23
1Q24
2Q24
3Q24
4Q24
Average Balance of Interest-bearing Deposits
Interest-bearing Deposit Costs

Net Interest Income | Net Interest Margin

Net interest income for the fourth quarter was $53.4 million and net interest margin (taxable equivalent) was 2.91%, both up from the third quarter primarily due to a decrease in deposit interest expense.



2.92%
2.78%
2.69%
2.74%
2.91%
$53.1
$50.7
$48.6
$50.1
$53.4
4Q23
1Q24
2Q24
3Q24
4Q24
Net Interest Income
NIM

($ in millions)



2.74%
-0.05%
0.02%
0.21%
-0.01%
2.91%
3Q24
Loans
Other earning assets
IB-deposits
FHLB Borrowings & other IB liabilities
4Q24
NIM
Increase
Decrease

Net Interest Income Sensitivity

Loan & Deposit Beta[1]

($ in millions)



Loan Yield
Fed Funds Rate
Interest-bearing deposit cost
4.24% 4.14% 4.49% 4.79% 5.44% 5.60% 5.64% 5.78% 5.91% 6.02% 6.00% 5.95% 5.90%
0.25% 0.50% 1.75% 3.25% 4.50% 5.00% 5.25% 5.50% 5.50% 5.50% 5.50% 5.00% 4.50%
0.27% 0.25% 0.40% 0.99% 2.08% 2.97% 3.37% 3.60% 3.97% 4.20% 4.28% 4.22% 3.83%
Change in FFds: 100 bps
Loan Beta: 15%
Deposit Beta: 50%
Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24

Fed Funds Rate & Cost of CDs



Fed Funds Rate[3]
Cost of CDs[2]
5.50% 5.50% 5.50% 5.00% 4.55%
4.24% 4.66% 4.78% 4.79% 4.50%
4Q23 1Q24 2Q24 3Q24 4Q24

Deposits – CD Maturities

($ in millions)



Cost of CDs[4]
4.70% 4.42% 3.96% 3.80%
$770.8 $685.0 $458.9 $341.6
$710.8 $625.0 $458.9 $341.6
$60.0 $60.0
1Q25 2Q25 3Q25 4Q25
Wholesale
Retail

Numbers may not add due to rounding
(1) Loan yield and cost of interest-bearing deposit represent monthly average yield and cost, respectively. Fed funds rate represents the rate at the end of the month. Declining beta is measured between 2Q24 and 4Q24.
(2) Cost of CDs and interest bearing-deposits for the month of December 2024 was 4.40% and 3.83%, respectively
(3) Fed funds rate represents the upper-target rate at the end of the quarter
(4) Represent weighted average contractual rates

Noninterest Income

Noninterest income for the fourth quarter was $7.4 million, down 13% from the third quarter primarily because of a $0.9 million gain from the sale-leaseback of a branch property in the third quarter.

Noninterest Income

($ in millions)



Service charges, fees & other
Gain on sale of SBA loans
Gain of sale of mortgage loans
$6.7
$1.4
$5.3
4Q23
$7.7
$0.4
$1.5
$5.8
1Q24
$8.1
$0.4
$1.6
$6.1
2Q24
$8.4
$0.3
$1.5
$6.6(1)
3Q24
$7.4
$0.3
$1.4
$5.7
4Q24

Numbers may not add due to rounding

(1) Includes a $0.9 million gain on sale-and-leaseback of bank premises in 3Q24.

4Q24 Service Charges and Fees

($ in millions)



19%
$1.0
39%
$2.2
6%
$0.3
12%
$0.7
24%
$1.4
Service charges on deposit accounts
Trade finance and other service charges and fees
Servicing income
Bank-owned life insurance
All other operating income

SBA 7(a) Loan Production and Sales

($ in millions)



6.17%
7.23%
8.54%
8.54%
8.53%
$48.4
$29.9
$30.8
$25.6
$54.5
$23.5
$51.6
$23.0
$49.7
$21.6
4Q23
1Q24
2Q24
3Q24
4Q24
SBA Production
SBA Loan Sales
SBA Trade Premium

Noninterest Expense

Continued focus on disciplined expense management.



1.87%
1.94%
1.89%
1.85%
1.82%
Noninterest expense / Average assets
$35.2
$36.4
$35.3
$35.1
$34.5
$5.0
$2.0
$3.5
$4.6
$20.1
$4.8
$1.9
$3.6
$4.5
$21.6
$5.2
$1.7
$3.7
$4.3
$20.4
$4.4
$1.5
$3.8
$4.5
$20.9
$3.9(1)
$1.8
$3.8
$4.5
$20.5
4Q23
1Q24
2Q24
3Q24
4Q24
Salaries and employee benefits
Data Processing
All other expenses
Occupancy and equipment
Professional Fees
($ in millions)

- Noninterest expense was $34.5 million for the fourth quarter, down 1.6% from the third quarter of 2024, primarily reflecting a $1.6 million gain from the sale of an other real estate owned property.

(1) Includes a $1.6 million gain from the sale of an other real estate owned property

Asset Quality – Delinquent & Criticized Loans

The $8.0 million increase in special mention loans in the fourth quarter was primarily driven by a $12.4 million C&I relationship in the retail industry, offset primarily due to a $3.0 million principal paydown for a previously mentioned CRE loan in the hospitality industry.



Delinquent Loans(1)
($ in millions)
0.17%
0.26%
0.22%
0.24%
0.30%
Delinquent loans / Total loans
$10.3
$2.3
$8.0
$15.8
$7.6
$8.2
$13.8
$6.1
$7.7
$15.0
$7.9
$7.1
$18.4
$10.7
$7.7
4Q23
1Q24
2Q24
3Q24
4Q24
Equipment Finance Delinquent Loans
All Other Delinquent Loans



Criticized Loans
($ in millions)
1.56%
1.39%
1.15%
2.56%
2.64%
Criticized loans / Total loans
$96.7
$65.3
$31.4
$86.0
$62.3
$23.7
$70.9
$36.9
$34.0
$160.0
$131.6(2)
$28.4
$165.3
$139.6(3)
$25.7
4Q23
1Q24
2Q24
3Q24
4Q24
Classified
Special Mention

Numbers may not add due to rounding

(1) Represents loans 30 to 89 days past due and still accruing

(2) Includes two special mention CRE loans of $109.7 million in the hospitality industry and a $20.1 million C&I loan in the healthcare industry

(3) Includes two special mention CRE loans of $106.5 million in the hospitality industry, a $19.5 million C&I loan in the healthcare industry and a $12.4 million C&I relationship in the retail industry.

Asset Quality – Nonperforming Assets & Nonaccrual Loans

Nonperforming assets were $14.4 million at the end of the fourth quarter, down from $16.3 million at the end of the third quarter.



Nonperforming Assets(1)
($ in millions)
0.21%
0.19%
0.26%
0.21%
0.19%
Nonperforming assets / Total assets
$15.6
$0.1
$15.5
$14.1
$0.1
$14.0
$20.0
$0.8
$19.2
$16.3
$0.8
$15.5
$14.4
$0.1
$14.3
4Q23
1Q24
2Q24
3Q24
4Q24
Nonperforming loans
OREO



Nonaccrual Loans
($ in millions)
$15.5(2)
$4.9
$3.3
$7.3
$14.0(2)
$3.9
$3.2
$6.9
$19.2(2)
$3.9
$5.9
$0.8
$8.6
$15.2(2)
$3.7
$1.9
$9.6
$14.3(2)
$3.6
$1.9
$8.8
4Q23
1Q24
2Q24
3Q24
4Q24
Equipment Finance
RRE(3)
All other CRE and C&I < $3M
All other CRE and C&I >= $3M

Note: Numbers may not add due to rounding

(1) Nonperforming assets exclude repossessed personal property of $1.3 million, $1.3 million, $1.2 million, $1.2 million, and $0.6 million for December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024, respectively; also excludes the $27.2 million held for sale nonperforming loan at September 30, 2024

(2) Specific allowance for credit losses at December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024 was $3.4 million, $5.3 million, $6.8 million, $5.2 million, and $6.2 million, respectively

(3) RRE includes consumer loans

Asset Quality – Gross & Net Loan Charge-offs

Net recoveries for the fourth quarter were $0.1 million.



Gross Charge-offs
($ in millions)
$1.8
$1.8
$2.1
$0.1
$2.0
$2.3
$0.2
$2.1
$3.8
$1.3
$2.5
$3.4
$0.5
$2.9
4Q23
1Q24
2Q24
3Q24
4Q24
Equipment Finance Charge-offs
All Other Loan Charge-offs



Net Charge-offs (Recoveries)
($ in millions)
-0.33%
0.10%
0.12%
0.06%
-0.01%
Net Charge-offs / Average loans
$1.2
($6.2)
($5.0)
$1.6
$1.6
$1.8
$1.8
$0.9
$2.0
($1.1)
$2.4
($2.5)
($0.1)
4Q23
1Q24
2Q24
3Q24
4Q24
Equipment Finance Net Charge-offs
All Other Net Charge-offs

Note: Numbers may not add due to rounding

ACL Trends

Allowance for credit losses was $70.1 million at December 31, 2024, or 1.12% to total loans, compared with $69.2 million and 1.11% at the end of the prior quarter.

Allowance for Credit Losses

($ in millions)


1.12%
1.11%
1.10%
1.11%
1.12%
$69.5
$68.3
$67.7
$69.2
$70.1
4Q23
1Q24
2Q24
3Q24
4Q24
Allowance for credit losses
ACL to Loans

Credit Loss Expense (Recovery)

($ in millions)


$2.3
$1.0
$0.2
$0.9
($2.9)
4Q23
1Q24
2Q24
3Q24
4Q24
Credit loss recovery
Credit loss expense

ACL Analysis by Loan Type

($ in millions)	December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023	
	Allowance	Loans	Allowance	Loans	Allowance	Loans	Allowance	Loans	Allowance	Loans
CRE	$ 39.3	$ 3,949.6	$ 37.8	$ 3,932.1	$ 36.1	$ 3,888.5	$ 36.4	$ 3,878.5	$ 40.2	$ 3,889.7
C&I	10.0	863.4	9.8	879.1	10.6	802.4	11.8	774.9	10.3	747.8
Equipment Finance	15.0	487.0	15.7	507.3	15.0	531.3	13.7	554.0	13.7	582.2
RRE & Consumer	5.8	951.3	5.9	939.3	6.0	954.2	6.2	970.4	5.3	962.7
Total	**$ 70.1**	**$ 6,251.3**	**$ 69.2**	**$ 6,257.7**	**$ 67.7**	**$ 6,176.4**	**$ 68.3**	**$ 6,177.8**	**$ 69.5**	**$ 6,182.4**

Note: Numbers may not add due to rounding

Securities Portfolio

The $1.00 billion securities portfolio (all AFS, no HTM) represented 13% of assets at December 31, 2024, and had a weighted average modified duration of 4.2 years with $99.0 million in an unrealized loss position.

Available for Sale [1]



Municipal - 7%
UST - 9%
US Agy CMO - 18%
US Agy - 13%
$1.00 Billion
US Agy MBS - Commerical - 8%
US Agy MBS - Residential - 45%

US Agy Residential MBS - Maturity



30 Year - (2) 12%
20 Year - 19%
$454 Million
15 Year - 69%

Unrealized Loss



Municipal - 11%
US Agy CMO - 9%
US Agy - 4%
$99 Million
US Agy MBS - Commercial - 14%
US Agy MBS - Residential - 62%

Principal Paydowns

($ in millions)



Principal
Interest
$187
$25
$162
2024 Actual
$221
$25
$196
2025
$214
$20
$194
2026
$124
$15
$109
2027

Securities Duration



< 1 Year 12%
1 to 3 Year 22%
3 to 5 Years 40%
> 5 Years 26%
4.2 Years

(1) Based on the book value
(2) 92% constitutes CRA bonds

Note: Numbers may not add due to rounding

Liquidity

The Bank and the Company have strong liquidity resources at December 31, 2024.

Liquidity Position

($ in millions)

		Balance	% of Assets
Cash & cash equivalents	$	305	4.0%
Securities (unpledged)		838	11.0%
Loans available for Sale		9	0.1%
Liquid assets		**1,152**	**15.0%**
FHLB available borrowing capacity		1,305	17.1%
FRB discount window borrowing capacity		28	0.4%
Federal funds lines (unsecured) available		140	1.8%
Secondary liquidity sources		**1,473**	**19.3%**
Bank liquidity (liquid assets + secondary liquidity)	**$**	**2,625**	**34.3%**

Cash & Securities at Company-only

($ in millions)

		Balance
Cash	$	11
Securities (AFS)		39
	$	50

Company-only Subordinated Debentures

($ in millions)

		Par		Amortized Cost	Rate
2036 Trust Preferred Securitites	$	27	$	22	6.02% (1)
2031 Subordinated Debt		110		109	3.75% (2)
	$	137	$	131	

Liquidity Ratios



Liquid Assets to Total Assets
Liquid Assets to Deposits
Liquid Assets to Total Liabilities
Broker Deposits to Deposits
17.9%
16.8%
17.9%
18.5%
17.9%
16.6%
16.1%
16.8%
17.3%
16.9%
14.9%
14.4%
15.0%
15.5%
15.1%
0.9%
0.7%
0.4%
0.2%
0.9%
4Q23
1Q24
2Q24
3Q24
4Q24

(1) Rate at December 31, 2024, based on 3-month SOFR + 166 bps
(2) Issued in August 2021 and due in July 2031. Commencing on September 1, 2026, the interest rate will reset quarterly to the three-month SOFR + 310 bps

Capital Management

Prudent capital management while driving shareholder return through stable quarterly dividends and share repurchase program. Tangible book value per share (TBVPS)(1) decreased to $23.88 at the end of the fourth quarter.
The decrease was due to a $14.6 million increase in unrealized after-tax losses on securities available for sale and a $1.0 million increase in unrealized after-tax losses on cash flow hedges, all due to changes in interest rates during the fourth quarter of 2024.



TBVPS(1) & TCE/TA(1)
10.09%
10.23%
10.20%
10.15%
10.32%
9.14%
9.23%
9.19%
9.42%
9.41%
$22.75
$22.86
$22.99
$24.03
$23.88
4Q23
1Q24
2Q24
3Q24
4Q24
TBVPS(1)
TCE/TA(1)
TCE/TA (w/o AFS securities AOCI)(1)



Dividend, Share Repurchase & TCE/TA(1)
($ in millions)
9.14%
9.23%
9.19%
9.42%
9.41%
TCE / TA(1)
$18.6
$15.2
$14.5
$14.9
$17.7
41%
10%
49%
50%
5%
45%
53%
11%
36%
51%
18%
31%
43%
8%
49%
4Q23
1Q24
2Q24
3Q24
4Q24
Dividend
Share Repurchase
Net Income - Retained(2)

(1) Non-GAAP financial measure, refer to the non-GAAP reconciliation slides
(2) "Net Income – Retained" is equal to net income minus divided payout minus share repurchase

Regulatory Capital

The Company exceeds regulatory minimums and the Bank remains well capitalized at December 31, 2024.

Company



CET1
Capital
Tier 1
Capital
Total
Capital
4.50%
2.50%
7.00%
12.11%
11.05%
6.00%
2.50%
8.50%
12.46%
11.40%
8.00%
2.50%
10.50%
15.24%
14.18%
Minimum Requirement
Capital Conservation Buffer
Company
Pro Forma(1)

Bank



CET1
Capital
Tier 1
Capital
Total
Capital
6.50%
13.36%
12.30%
8.00%
13.36%
12.30%
10.00%
14.43%
13.37%
Well Capitalized
Bank
Pro Forma(1)

(1) Pro forma illustrates capital ratios with unrealized AFS securities losses at December 31, 2024. Non-GAAP financial measure; refer to the non-GAAP reconciliation slide

The Hanmi Story & Corporate Sustainability

Established in 1982 in Los Angeles, Hanmi Bank was originally founded to serve the underserved immigrant community in Koreatown. From our humble beginnings as the first Korean-American bank, Hanmi Bank has grown to embrace and support the dreams of all Americans.



Future Home of
HANMI BANK
한미은행



"Our dedication to effectively serve our customers and the communities we operate in helps us deliver attractive returns on your investment."

Bonnie Lee, President and Chief Executive Officer

2022: Hanmi Financial Corporation received highest ISS ESG designation in Governance

2022: Hanmi Bank recognized among the Top 10 in two categories by Bank Director
- #3 in $5B-$50B asset category
- #6 in 2022 list of Top 25 Banks

Top: Foundations of Hanmi (1982). Bottom: New Corporate Headquarter (2021)

Source: 2023 Hanmi ESG Report (published April 2023)

The board recognizes that sustainability broadly encompasses corporate activities that enhance the long-term value of the Company.

Sustainability



In 2021, Hanmi Financial Corporation moved its headquarters to the Wilshire Grand Center, a LEED certified space furthering environmentally sustainable practices in Downtown Los Angeles.


Koreatown Senior and Community Center

Donated 40 solar panels to the Koreatown Senior and Community Center in Los Angeles.

Enterprise Risk Management Committee (ERMC)

- The Bank's Enterprise Risk Management Committee (ERMC) is a forum for management to engage in a collaborative discussion on the evolving risk positions of the bank, emerging risks, control gaps and mitigation strategies
- The ERMC reviews ten risk pillars, including credit risk, in which management has begun discussions regarding climate risk to our loan portfolio

Source: 2023 Hanmi ESG Report (published April 2023)

As a community bank, we are an equal opportunity employer and we are proud to work with our communities to build a stronger future for all of our stakeholders.

Fostering Human Capital

- **68%** Female Workforce
- **91%** Ethnically Diverse Workforce
- **60%** Female Managers
- **13%** Workforce promotions via Annual Review
- **43%** Current staff have been with us at least 5 years

Hanmi Bank Dream Scholarship[1]

- Provided Almost **$1M** in Scholarships
- Assisting **426** at-risk Students
- Across **12** States

Serving Our Communities

$7.5M	Long-term commitment to a Community Reinvestment Act fund
289	Small business and community development loans
$380M	Originated for small businesses and community development
$300K+	Donated to non-profit partners

Financial Wellness

Partnered with HoneyBee to provide financial wellness programs and Choice Checking account to meet the needs of the unbanked and underbanked.

HoneyBee®

(1) Launched in 2016, the Hanmi Bank Dream Scholarship for At-Risk Youth Program provides educational support to at-risk students

Source: 2023 Hanmi ESG Report (published April 2023)

Corporate Sustainability (3 of 3)

Governance and management of environmental and social impact create long-term value for our stakeholders.

Oversight

Hanmi is committed to sound corporate governance principles and maintains formal Corporate Governance Guidelines and a Code of Business Conduct and Ethics for employees, executive officers, and directors.

Nominating and Corporate Governance (NCG) Committee
NCG Committee identifies individuals qualified to become directors, and has oversight over corporate governance principles applicable to Hanmi. ESG sub-committee, within NCG Committee, has the primary oversight of corporate citizenship and ESG-related matters. The NCG Committee held 4 meetings in 2022.

Risk, Compliance and Planning (RCP) Committee
The RCP Committee provides oversight of the enterprise risk management framework, and also oversees the strategic planning and the budgetary function. The RCP Committee held 8 meetings in 2022.

Audit Committee
The Audit Committee is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and our audit process and policies. The Audit Committee held 12 meetings in 2022.

Compensation and Human Resources (CHR) Committee
The CHR Committee oversees the compensation of Hanmi's executive officers and administers Hanmi's compensation plans. The CHR Committee held 9 meetings in 2022.

Our Board

The NCG Committee believes the Board should encompass a broad range of talent, skill, knowledge, experience, diversity, and expertise.

30%
Board Members Female

70%
Board Members Ethnically Diverse

90%
Board Members Independent

Shareholder Engagement

- Annual shareholder engagement program to discuss executive compensation and governance practices
- Ethics Hotline that allows for confidential reporting of any suspected concerns or improper conduct

Source: 2023 Proxy Statement, 2023 Hanmi ESG Report (published April 2023)

Appendix

Risk Management

CRE Concentration

Hanmi has not exceeded the supervisory criteria to be considered to have CRE concentration risk under regulatory guidance[1]; however, Hanmi's risk management practices address the six elements of regulatory guidance[2]



396%
376%
369%
369%
357%
343%
300%
50%
38%
14%
13%
14%
18%
14%
2018
2019
2020
2021
2022
2023
NOO CRE 3-Year Growth Rate
NOO CRE Loans to Tier 1 Capital and Allowable Allowance

Liquidity Stress Test

Hanmi's risk management practices include comprehensive contingency funding plans intended to plan for funding needs in scenarios of liquidity shortfall. Management performs the test quarterly. The recent stress test indicates that the Bank could withstand a severe stress[3] scenario and remain above policy minimums



25.8%
32.2%
4.4%
29.7%
Month 1
Month 12
Funds Available (% of Assets)(3)
Stress Assumption(3)
Relief Assumption(3)
Month 1: Stress test begins; Month 12: Stress test ends

Capital Stress Test

Hanmi is not required to perform a capital stress test; however, Hanmi's risk management practices include an annual capital stress test for the Company and the Bank using applicable CCAR assumptions[4]



14.95%
14.70%
8.00%
12.20%
11.80%
6.00%
11.86%
11.40%
4.50%
10.37%
10.10%
4.00%
Total Risk-based Capital
Tier 1 Capital
CET 1 Capital
Tier 1 Leverage
Company
Severely Adverse Case (+2 Years)(4)
Adequately Capitalized (CCAR/DFAST)

(1) Source: FDIC Financial Institution Letters (FIL-64-2023), as of December 18, 2023; also total ADC (Acquisition, Development, and Construction) loans are well below 100% of Bank's total capital for all periods presented

(2) Six elements of regulatory guidance – (1) maintain strong capital levels, (2) ensure that credit loss allowances are appropriate, (3) manage construction and development (C&D) and CRE loan portfolios closely, (4) maintain updated financial and analytical information, (5) bolster the loan workout infrastructure, (6) maintain adequate liquidity and diverse funding sources

(3) Liquidity stress test based on deposits at March 31, 2024. Severe stress scenario makes the following stress assumptions: (a) 25% deposit outflow over 12 months, (b) Bank unable to replace wholesale deposits, and (c) federal fund lines cut off, and the following relief assumptions: (a) loan-and-securities based FHLB capacity adjusted down for increased haircut, and (b) Bank's assets (loans) are sold to abate the liquidity crisis. Under "Stress Assumption", funds available represent cash, securities, and borrowing capacity from FHLB. Under "Relief Assumption", funds available represent funds under "Stress Assumption" and cash proceeds from loans sale

(4) Capital ratios at December 31, 2023 for the Company. 2024 CCAR makes the following assumptions: (a) trough real GDP growth declining by 11.6%, (b) peak unemployment rate reaching 10.0%, (c) housing prices declining by 36.0%, and (d) CRE valuations declining by 40.0%

4Q24 Financial Summary

($ in millions, except EPS)	December 31, 2024	September 30, 2024	December 31, 2023	Change[1] Q/Q	Y/Y
Income Statement Summary					
Net interest income before credit loss	$ 53.4	$ 50.1	$ 53.1	6.8%	0.6%
Noninterest income	7.4	8.4	6.7	-12.8%	10.1%
Operating revenue	60.8	58.5	59.8	4.0%	1.6%
Noninterest expense	34.5	35.1	35.2	-1.6%	-1.9%
Credit loss (recovery) expense	0.9	2.3	(2.9)	-58.7%	-132.9%
Pretax income	25.3	21.1	27.5	19.9%	-7.8%
Income tax expense	7.6	6.2	8.8	22.5%	-13.7%
Net income	**$ 17.7**	**$ 14.9**	**$ 18.6**	**18.8%**	**-5.0%**
EPS-Diluted	**$ 0.58**	**$ 0.49**	**$ 0.61**		
Selected balance sheet items					
Loans receivable	$ 6,251	$ 6,258	$ 6,182	-0.1%	1.1%
Deposits	6,436	6,403	6,281	0.5%	2.5%
Total assets	7,678	7,712	7,570	-0.4%	1.4%
Stockholders' equity	$ 732	$ 737	$ 702	-0.6%	4.3%
Profitability Metrics					
Return on average assets	0.93%	0.79%	0.99%	14	(6)
Return on average equity	8.89%	7.55%	9.70%	134	(81)
TCE/TA[2]	9.41%	9.42%	9.14%	(1)	27
Net interest margin	2.91%	2.74%	2.92%	17	(1)
Efficiency ratio	56.79%	59.98%	58.86%	(319)	(207)

Note: numbers may not add due to rounding
(1) Percentage change calculated from dollars in thousands for income statement summary; change in basis points for selected balance sheet items and profitability metrics
(2) Non-GAAP financial measure, refer to the non-GAAP reconciliation slide

Non-GAAP Reconciliation: Tangible Common Equity to Tangible Asset Ratio

($ in thousands, except per share data) Hanmi Financial Corporation	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Assets	$ 7,677,925	$ 7,712,299	$ 7,586,347	$ 7,512,046	$ 7,570,341
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,048)	(11,074)	(11,099)
Tangible assets	$ 7,666,894	$ 7,701,268	$ 7,575,299	$ 7,500,972	$ 7,559,242
Stockholders' equity (1)	$ 732,174	$ 736,709	$ 707,059	$ 703,100	$ 701,891
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,048)	(11,074)	(11,099)
Tangible stockholders' equity (1)	$ 721,143	$ 725,678	$ 696,011	$ 692,026	$ 690,792
Add AFS securities AOCI	70,342	55,790	76,443	75,537	71,928
Tangible stockholder equity without AFS securities AOCI (1)	$ 791,485	$ 781,468	$ 772,454	$ 767,563	$ 762,720
Stockholders' equity to assets	9.54%	9.55%	9.32%	9.36%	9.27%
Tangible common equity to tangible assets (TCE/TA) (1)	9.41%	9.42%	9.19%	9.23%	9.14%
TCE/TA (w/o AFS securities AOCI) (1)	10.32%	10.15%	10.20%	10.23%	10.09%
Common shares outstanding	30,195,999	30,196,755	30,272,110	30,276,358	30,368,655
Tangible common equity per common share	$ 23.88	$ 24.03	$ 22.99	$ 22.86	$ 22.75

(1) There were no preferred shares outstanding at the periods indicated

Non-GAAP Reconciliation: Pro Forma Regulatory Capital

($ in thousands)	Company[1]			Bank[1]		
	Common Equity Tier 1	Tier 1	Total Risk-based	Common Equity Tier 1	Tier 1	Total Risk-based
Regulatory capital	$ 778,941	$ 801,040	$ 979,843	$ 859,309	$ 859,309	$ 928,112
Unrealized losses on AFS securities	(70,342)	(70,342)	(70,342)	(70,372)	(70,372)	(70,372)
Adjusted regulatory capital	$ 708,599	$ 730,698	$ 909,501	$ 788,937	$ 788,937	$ 857,740
Risk weighted assets	$ 6,430,025	$ 6,430,025	$ 6,430,025	$ 6,429,641	$ 6,429,641	$ 6,429,641
Risk weighted assets impact of unrealized losses on AFS securities	(15,235)	(15,235)	(15,235)	(15,853)	(15,853)	(15,853)
Adjusted Risk weighted assets	$ 6,414,790	$ 6,414,790	$ 6,414,790	$ 6,413,788	$ 6,413,788	$ 6,413,788
Regulatory capital ratio as reported	12.11%	12.46%	15.24%	13.36%	13.36%	14.43%
Impact of unrealized losses on AFS securities	-1.06%	-1.06%	-1.06%	-1.06%	-1.06%	-1.06%
Pro forma regulatory capital ratio	11.05%	11.40%	14.18%	12.30%	12.30%	13.37%

Note: numbers may not add due to rounding
(1) Pro forma capital ratios at December 31, 2024